UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On April 21, 2026, Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Amneal”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Kashiv BioSciences, LLC (“Kashiv”), KB Seller Representative, LLC (the “Seller Representative”) and the equityholders of Kashiv named therein (the “Sellers”), pursuant to which, among other matters and on the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to acquire from the Sellers 100% of the outstanding membership interests of Kashiv (the “Acquisition”). Pursuant to the Purchase Agreement, at the closing of the Acquisition (the “Closing”), the Company will (i) pay to the Sellers $375,000,000 in cash and (ii) issue to the Sellers 28,942,108 shares of Class A common stock, par value $0.01 per share, of the Company (the “Stock Consideration”) subject, in the case of clause (i), to certain purchase price adjustments including for cash, the funding of operations between signing and closing (subject to a specified cap, calculated on the basis of the period from the date of the Purchase Agreement until the Closing), indebtedness, transaction expenses and working capital fluctuations (relative to a target). The Sellers will also be eligible to receive up to an additional $350,000,000 in potential contingent payments from the Company upon the achievement of certain regulatory milestones in the United States for up to six designated Kashiv product candidates. In addition, during the 12-year period following the Closing, the Sellers will be eligible to receive certain potential contingent royalty payments from the Company equal to 25% of the amount by which annual aggregate gross profits for certain products exceed specified gross profit hurdle amounts for the corresponding annual royalty period.

Certain of the Sellers are affiliates of the Amneal Group (as defined in Amneal’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 25, 2026). Amneal’s independent Conflicts Committee of the Board of Directors of the Company, composed of five independent directors (the “Independent Committee”), was charged with and directed the negotiation of the Purchase Agreement and the transactions contemplated thereby and, prior to the Company’s entry into the Purchase Agreement, the Independent Committee unanimously determined that the Purchase Agreement and the transactions contemplated thereby are advisable and fair to, and in the best interests of, the Company and the Company’s stockholders (including the Buyer Disinterested Stockholders (as defined in the Purchase Agreement)) and resolved to recommend that the Company’s stockholders adopt and approve the stock issuance and the Purchase Agreement and the transactions contemplated thereby.

The Acquisition is not subject to any financing condition and is expected to be consummated in the second half of 2026, subject to, among other things, the satisfaction of certain closing conditions, including (i) the absence of any law or order that restrains, enjoins or otherwise prohibits the consummation of the Acquisition, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain other required regulatory approvals, (iv) the approval of (A) the issuance of the Stock Consideration by the Company by the affirmative vote of a majority of votes cast by the holders of Company common stock and (B) the approval of the Purchase Agreement and the transactions contemplated thereby by the affirmative vote of a majority of votes cast by the Buyer Disinterested Stockholders, and (v) the accuracy of each party’s representations and warranties (subject to certain materiality qualifiers) and each party’s material compliance with its covenants.

The Purchase Agreement contains certain representations, warranties, covenants and agreements of the Sellers, the Company and Kashiv, including covenants by the Company and Kashiv to use commercially reasonable efforts to take actions necessary to obtain required regulatory approvals, provided that the parties are not required to commit to or effect the sale, license or other disposition of assets or businesses, modify existing business relationships, take actions that limit any freedom of action with respect to businesses, product lines or assets or agree to other structural or behavioral remedies. During the period from the date of the Purchase Agreement to the Closing, Kashiv has agreed, as to itself and its subsidiaries, to, subject to certain exceptions, conduct its business in the ordinary course of business and not take certain specified actions without the Company’s written consent.

Subject to certain limitations, each of the Company and the Seller Representative may terminate the Purchase Agreement if the Acquisition is not consummated by November 17, 2026 (the “Outside Date”), provided, however, that if on such date, certain required regulatory approvals have not been obtained but all other conditions to Closing (other than conditions which by their nature are to be satisfied at the Closing) have been satisfied or waived, the Outside Date will be automatically extended to January 12, 2027.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1. The Purchase Agreement has been incorporated herein by reference to provide information regarding the terms of the Purchase Agreement and is not intended to modify or supplement any factual disclosures about the Company or Kashiv in any public reports filed with the SEC by the Company. In particular, the assertions embodied in the representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by each of Kashiv and the Company in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, the representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Company and Kashiv, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about the Company or Kashiv. The representations and warranties set forth in the Purchase Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws or otherwise. Therefore, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

First Amendment to the Third Amended and Restated Stockholders Agreement

In connection with the Purchase Agreement, substantially concurrently with the consummation of the Acquisition, the Company has agreed to enter into a First Amendment to the Third Amended and Restated Stockholders Agreement (the “Stockholders Agreement Amendment”) with Vikram Patel, in his capacity as the Amneal Group Representative (as defined in the Third Amended and Restated Stockholders Agreement, dated November 7, 2023, by and among the Company, Amneal Intermediate Inc., Amneal Pharmaceuticals LLC, and the other parties named therein) (the “Stockholders Agreement”)) and the other parties that will be named therein, pursuant to which the Company and the Amneal Group Representative will agree, among other things, to amend the definition of “Amneal Group” and “Amneal Group Member” (in each case, as defined in the Stockholders Agreement).

The foregoing description of the Stockholders Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Stockholders Agreement Amendment, which is included as Exhibit B to the Purchase Agreement that is attached hereto as Exhibit 2.1.

Restrictive Covenants Agreements

On April 21, 2026, in connection with the execution of the Purchase Agreement, the Company entered into Restrictive Covenants Agreements (each a “Restrictive Covenants Agreement” and collectively, the “Restrictive Covenants Agreements”) with each of Chirag Patel and Chintu Patel (each, an “RCA Person”), pursuant to which each RCA Person agreed, among other things, during the period from the Closing until the fifth anniversary thereof, not to, subject to certain exceptions, without the prior written consent of the Company, (a) invest in, acquire, own, manage, control, undertake, participate in, carry on or be engaged in the operation of any business that is competitive with the business of Kashiv or (b) solicit, recruit or hire, or attempt to recruit or hire, certain employees of the Company and its subsidiaries.

The foregoing description of the Restrictive Covenants Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Restrictive Covenants Agreements, which are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2026, the Company issued a press release announcing its preliminary results for the first quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this report furnished pursuant to Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Conference Call

Amneal will host a conference call and live webcast at 8:30 am Eastern Time today, April 22, 2026, to discuss the announced Acquisition and preliminary first quarter 2026 results, moved forward from the previously scheduled May 1 date. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial 1 (833) 461-5787 (in the U.S.) with access code 458312872. A replay of the conference call will be posted after the call. For a list of toll-free international numbers, visit this website: https://help.events.q4inc.com/eahc/international-dial-in-numbers.

Investor Presentation

Additionally, Amneal has made available on its website a presentation designed to accompany the foregoing announced acquisition and preliminary first quarter 2026 results, along with certain supplemental financial information and other data. Interested parties may access this information through the Amneal Investor Relations website at https://investors.amneal.com. The Company may use the investor presentation, which contains financial and other data and includes updated expectations regarding the Company’s growth outlook and post-closing financial condition, from time to time with investors, analysts, and other interested parties to assist in their understanding of the Company and the Acquisition. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference herein.

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement by and among Amneal Pharmaceuticals, Inc., Kashiv Biosciences, LLC, KB Seller Representative, LLC and the sellers named therein, dated as of April 21, 2026.

10.1	Restrictive Covenants Agreement by and between Amneal Pharmaceuticals, Inc. and Chirag Patel, dated as of April 21, 2026.

10.2	Restrictive Covenants Agreement by and between Amneal Pharmaceuticals, Inc. and Chintu Patel, dated as of April 21, 2026.

99.1	Press release issued April 22, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

The related exhibits and schedules to the Purchase Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such exhibits and schedules to the Securities and Exchange Commission upon request.

Cautionary Statement on Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance and include statements regarding, Amneal’s expectations associated with the Acquisition, the Purchase Agreement and the transactions contemplated thereby and completion of, the benefits, synergies, efficiencies, and opportunities arising from, the anticipated costs of, and the timing of any of the foregoing. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required stockholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (ix) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) unexpected costs, liabilities or delays associated with the transaction; (xi) the response of competitors to the transaction; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; and (xiii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Important Additional Information and Where to Find It

This Current Report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report relates to a proposed acquisition of Kashiv by Amneal. In connection with this proposed acquisition, Amneal plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Amneal may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF AMNEAL PHARMACEUTICALS, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Amneal. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Amneal through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amneal will be available free of charge on Amneal’s internet website at www.amneal.com or upon written request to: Amneal Pharmaceuticals, Inc., Investor Relations, 400 Crossing Boulevard, 3rd Floor, Bridgewater, NJ 08807 or by email to invest@amneal.com.

No Offer or Solicitation

This Current Report relates to proposed transactions between the Company, Kashiv and the certain other persons and entities described herein and is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Amneal Pharmaceuticals, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Amneal is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 25, 2026 particularly under the headers, “Corporate Governance—Stockholders Agreement,” “Proposal 1—Election of Directors—Director Nominees,” “Our Management—Executive Officers and Directors,” “Security Ownership of Certain Beneficial Owners and Management—Beneficial Ownership,” and “Certain Related Parties and Related Party Transactions—Related Party Transactions.” To the extent holdings of Amneal securities by the directors and executive officers of Amneal have changed from the amounts of securities of Amneal held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Amneal Pharmaceuticals, Inc.

Investor Relations

400 Crossing Boulevard, 3rd Floor

Bridgewater, NJ 08807

invest@amneal.com

amneal.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)